UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.     )

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TARGET ASSET ALLOCATION FUNDS THE TARGET PORTFOLIO TRUST
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TARGET ASSET ALLOCATION FUNDS

THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

INFORMATION STATEMENT
September 5, 2008

To the Shareholders:

On June 4-5, 2008, at a regular meeting of the Board of Trustees of the Target Asset Allocation Funds ("TAAF") and The Target Portfolio Trust ("TPT" and collectively with TAAF, the "Trusts" and each, a "Trust"), the Trustees approved new subadvisory agreements for the following portfolios of the respective Trust (each, a "Fund" and collectively, the "Funds"):

•  TAAF/Target Conservative Allocation Fund

•  TAAF/Target Moderate Allocation Fund

•  TAAF/Target Growth Allocation Fund

•  TPT/Small Capitalization Growth Portfolio

Prudential Investments LLC ("PI" or the "Manager") has entered into new subadvisory agreements with Eagle Asset Management ("Eagle") and Ashfield Capital Partners, LLC ("Ashfield"). Eagle replaces RS Investment Management Co. LLC ("RS") for Target Conservative Allocation Fund, Target Moderate Allocation Fund, Target Growth Allocation Fund and the Small Capitalization Growth Portfolio. Ashfield replaces Transamerica Investment Management LLC ("Transamerica") for the Small Capitalization Growth Portfolio. The fees and expenses paid by the Funds under the new subadvisory agreements are at lower fee rates due to breakpoints than the fees and expenses paid by the Funds under the current subadvisory agreements.

This information statement describes the circumstances surrounding the Trustees' approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the change in subadvisers.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TARGET ASSET ALLOCATION FUNDS

THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

INFORMATION STATEMENT
September 5, 2008

This information statement is being furnished in lieu of a proxy statement to shareholders investing in the Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds ("TAAF"); and the Small Capitalization Growth Portfolio, a series of The Target Portfolio Trust ("TPT"), pursuant to the terms of an order (the "Manager of Managers Order") issued by the Securities and Exchange Commission ("SEC"). The Manager of Managers Order permits the Funds' manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining shareholder approval.

TAAF and TPT is each a management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). TAAF and TPT is each organized as a Delaware statutory trust.

The Trustees of each Trust are collectively referred to herein as the "Board" or "Trustees." Each Trust's principal executive office is 100 Mulberry Street, Newark, NJ 07102.

This information statement relates to the approval by the Board of new subadvisory agreements (the "Subadvisory Agreements"), as described below:

•  Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund (collectively, the "TAAF Funds"):

At the meeting of the Board held on June 4-5, 2008, the Board unanimously approved a new subadvisory agreement for each of the TAAF Portfolios, dated as of July 26, 2008, between PI and Eagle.

•  Small Capitalization Growth Portfolio of TPT (the "TPT Small Cap Growth Portfolio"):

At the meeting of the Board held on June 4-5, 2008, the Board unanimously approved new subadvisory agreements for the Small Cap Growth Portfolio, dated as of July 26, 2008, between PI and Eagle, and between PI and Ashfield.

In addition to Eagle (for the TAAF Funds and the TPT Small Cap Growth Portfolio) and Ashfield (for TPT Small Cap Growth Portfolio), the following firms also serve as a subadviser to a portion of each Fund's assets, as described below:

Fund	Subadviser
Target Conservative Allocation Fund	EARNEST Partners LLC (EARNEST)
Goldman Sachs Asset Management, LP (GSAM)
Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley)
JP Morgan Asset Management (JP Morgan)
Marsico Capital Management LLC (Marsico)
NFJ Investment Group, LP (NFJ)
Pacific Investment Management Company LLC (PIMCO)
Vaughan Nelson Investment Management, LP (Vaughan Nelson)

Target Moderate Allocation Fund	EARNEST GSAM Hotchkis and Wiley JP Morgan LSV Asset Management (LSV) Marsico NFJ PIMCO Thornburg Investment Management, Inc. (Thornburg) Vaughan Nelson

Target Growth Allocation Fund	EARNEST GSAM Hotchkis and Wiley JP Morgan LSV Marsico NFJ Thornburg Vaughan Nelson

TPT Small Capitalization Growth Portfolio	No firms other than RS and Transamerica

The subadvisory agreements with each of the above listed subadvisers with respect to the applicable Fund were each last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 4-5, 2008.

PI will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Funds. This information statement will be mailed on or about September 17, 2008.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Funds' annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Fund receives contrary instructions from one or more of the shareholders. A copy of the each Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of each Fund is set forth in Exhibit E.

  NEW SUBADVISORY AGREEMENTS

At meetings of the Board held on June 4-5, 2008, the Trustees, including the Independent Trustees, unanimously approved the recommendations by PI to appoint Eagle as a subadviser with respect to Target Conservative Allocation Fund, Target Moderate Allocation Fund, Target Growth Allocation Fund and TPT Small Cap Growth Portfolio, and to appoint Ashfield as a subadviser to TPT Small Cap Growth Portfolio. The Board, including the Independent Trustees, also unanimously approved (i) a new subadvisory agreement between PI and Eagle for Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund (attached as Exhibit A), (ii) a new subadvisory agreement between PI and Eagle for TPT Small Cap Growth Portfolio (attached as Exhibit B), and (iii) a new subadvisory agreement between PI and Ashfield for TPT Small Cap Growth Portfolio (attached as Exhibit C).

Eagle is located at 880 Carillon Parkway, St. Petersburg, FL 33716.

Ashfield is located at 750 Battery Street, Suite 600, San Francisco, CA 94111.

Information on the management of Eagle and Ashfield and other funds managed by each of them is set forth in Exhibit D.

Board Consideration of Subadvisory Agreement:

The Board of Trustees considered whether the approval of the Subadvisory Agreements with Eagle and Ashfield was in the best interests of each Fund and its shareholders. Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding Eagle and Ashfield and received presentations from PI, as well as from representatives of Eagle and Ashfield. The Board also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. In making the determination to retain Eagle and Ashfield as a subadvisers, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services.  The Board received and considered information regarding the nature and extent of services to be provided to each Fund by Eagle and Ashfield under the Subadvisory Agreements, namely, that Eagle and Ashfield would provide day-to-day fund management services and comply with all fund policies and applicable rules and regulations. The Board also noted that the nature and extent of services provided to each Fund under the subadvisory agreements with Eagle and Ashfield were generally similar to those provided by the other current subadvisers to the Fund under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Eagle's and Ashfield's fund management team. In connection with the recent annual review of advisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the fund managers who are responsible for the day-to-day management of each Fund, and the Board was provided with information pertaining to Eagle's and Ashfield's organizational structure, senior management, investment operations, and other relevant information pertaining to Eagle and Ashfield. The Board noted that it received a favorable compliance report from the Trusts' Chief Compliance Officer ("CCO") as to Eagle and Ashfield.

The Board concluded that there was a reasonable basis on which to conclude that the services to be provided by Eagle and Ashfield under the Subadvisory Agreements should be comparable to the services currently provided by RS and Transamerica, respectively, to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services to be provided by Eagle to the TAAF Funds and TPT Small Cap Growth Portfolio, and by Ashfield to TPT Small Cap Growth Portfolio.

Investment Subadvisory Fee Rate.  The Board also considered, among other things, that the proposed fee rates payable under the new Subadvisory Agreements were, due to break points, at lower fee rates than the fee rates payable under the prior subadvisory agreements with RS and Transamerica. The Board noted that it had recently reviewed the fee rates paid to RS and Transamerica in connection with the recent annual review of subadvisory agreements and determined that the fee rates payable to RS and Transamerica were reasonable. The Board concluded that proposed subadvisory fee rates payable to Eagle and Ashfield under the new Subadvisory Agreements were reasonable.

Profitability.  In connection with its recent annual review of subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Eagle and Ashfield, may not be as significant as PI's profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale.  In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in advisory agreements' fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser.  The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Eagle and Ashfield and their affiliates as a result of their relationship with the Funds. The Board concluded that any potential benefits to be derived by Eagle and Ashfield included their ability to use soft dollar credits, brokerage commissions received by affiliates of Eagle and Ashfield, potential access to additional research resources, larger assets under management and benefits to their respective reputations, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the Subadvisory Agreements

Under each Subadvisory Agreement, Eagle and Ashfield are compensated by the Manager (and not the Fund) for the portion of assets they manages at the following annual rates:

Prior Sub-advisory Arrangements with RS and Transamerica, and Current Subadvisory Arrangements with Eagle and Ashfield (replacing RS and Transamerica, respectively)

Fund	Prior Subadvisory Arrangements	Prior Fee	New Subadvisory Arrangements	New Fee
Small Capitalization Growth Portfolio, a series of TPT	RS Transamerica	0.50% to $150 million; 0.45% over $150 million(1) 0.50% on all assets	Eagle Ashfield	0.50% to $50 million; 0.45% over $50 million(2) 0.50% to $200 million; 0.45% over $200 million

Target Conservative Allocation Fund	RS	0.50% on all assets	Eagle	0.50% to $50 million; 0.45% over $50 million(2)

Fund	Prior Subadvisory Arrangements	Prior Fee	New Subadvisory Arrangements	New Fee
Target Moderate Allocation Fund	RS	0.50% on all assets	Eagle	0.50% to $50 million; 0.45% over $50 million(2)

Target Growth Allocation Fund	RS	0.50% on all assets	Eagle	0.50% to $50 million; 0.45% over $50 million(2)

(1) For purposes of the subadvisory fee calculation, the TPT Small Cap Growth Portfolio assets managed by RS are aggregated and combined with all funds managed or co-managed by PI for which RS serves as Subadviser (i.e., TPT Small Cap Growth Portfolio, Target Conservative Allocation Fund, Target Moderate Allocation Fund, Target Growth Allocation Fund, and the Diversified Conservative Growth Portfolio of The Prudential Series Fund).

(2) For purposes of the subadvisory fee calculation, the assets managed by Eagle (and previously managed by RS) would be aggregated and combined with the funds managed by PI for which Eagle serves as Subadviser (and for which RS previously served as Subadviser) that are managed pursuant to substantially the same investment strategy (i.e., TPT Small Cap Growth Portfolio, Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund).

Each Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Eagle and Ashfield are responsible for managing the investment operations of a portion of the assets of the applicable Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the applicable Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Eagle and Ashfield will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective subadviser or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Eagle and Ashfield will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

  MANAGEMENT OF THE TRUST

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of TAAF and TPT under Management Agreements dated May 25, 2004 and November 9, 1992, respectively, and renewed thereafter as required by the Investment Company Act. Both Management Agreements were last approved by the Board of Trustees, including a majority of the Independent Trustees, on June 4-5, 2008. As of June 30, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $107.9 billion.

Terms of the Management Agreement

Pursuant to the Management Agreement with each Trust for respective Funds, PI, subject to the supervision of the respective Trust's Board and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the "Custodian") and Prudential Mutual Funds Services LLC ("PMFS") as the transfer and dividend disbursing agent and PNC Global Investment Servicing (U.S.) Inc. (formerly named PFPC, Inc.) as the sub-transfer agent for each Fund. The management services of PI to each Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

•  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of independent trustees;

•  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

•  the fees, costs and expenses payable to any investment subadviser pursuant to a subadvisory agreement between PI and such investment subadviser.

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

•  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

•  the fees and expenses of Independent Trustees;

•  the fees and certain expenses of the custodian, the transfer and dividend disbursing agent, and the sub-transfer agent, including the cost of providing records

•  to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

•  the charges and expenses of the Fund's legal counsel and independent auditors;

•  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

•  all taxes and corporate fees payable by the Fund to governmental agencies;

•  the fees of any trade associations of which the Fund may be a member;

•  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

•  the cost of fidelity, directors and officers and errors and omissions insurance;

•  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

•  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings;

•  costs of preparing, printing and mailing reports and notices to shareholders; and

•  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either PI or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the Investment Company Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the indicated Funds for the indicated fiscal years.

Fund	Management fee, as a percentage of average daily net assets (paid monthly)	Aggregate fee for fiscal year 2007*
Target Conservative Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$1,512,857

Target Moderate Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$3,632,057

Target Growth Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$2,655,545

TPT Small Cap Growth Portfolio	0.60%	$712,489

* Conservative Allocation Fund; Moderate Allocation Fund; Growth Allocation Fund information is for the Fiscal Year ended July 31, 2007. During 2007 the Small Cap Growth Portfolio changed its fiscal year end from December 31 to October 31. The information shown for fiscal year 2007 is for the ten-month period from January 1, 2007 through October 31, 2007.

Information About PI

PI is a wholly owned subsidiary of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077.

Directors and Officers of PI

The principal occupations of the directors and principal executive officers of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with Fund	Principal Occupations
Judy A. Rice	Director & President	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia	Director & Vice President	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Kathryn L. Quirk	Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs	Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Timothy J. Knierim	Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Name	Position with Fund	Principal Occupations
Valerie M. Simpson	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Noreen M. Fierro	Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Custodian

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Custodian for the Funds' portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Funds. Sub-custodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent

Prudential Mutual Fund Services ("PMFS"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Trusts' Board appointed PNC Global Investment Servicing (U.S.) Inc. (formerly named PFPC Inc.) as sub-transfer agent to the Funds. PMFS has contracted with PNC Global Investment Servicing (U.S.), 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to PMFS. PMFS compensates PNC Global Investment Services for such services.

For the most recently completed fiscal year, the Trust incurred fees for services provided by PMFS.

Fund	Fee
Target Conservative Allocation Fund	$151,000

Target Moderate Allocation Fund	$347,000

Target Growth Allocation Fund	$384,000

TPT Small Cap Growth Portfolio	$83,000

Brokerage

For the most recently completed fiscal year, the Funds paid commissions to affiliated broker-dealers as follows:

Fund	Prudential Equity/Wachovia Securities LLC (or affiliates)
Target Conservative Allocation Fund	$306 (0.41% of total commissions) (0.49% of total dollar amount of transactions)*

Target Moderate Allocation Fund	$1,004 (0.38% of total commissions) (0.43% of total dollar amount of transactions)*

Target Growth Allocation Fund	$1,156 (0.41% of total commissions) (0.46% of total dollar amount of transactions)*

TPT Small Cap Growth Portfolio	None**

*  For the fiscal year ended July 31, 2007.

**  During 2007 the Fund changed its fiscal year end from December 31 to October 31. The information shown for fiscal year 2007 is for the ten-month period from January 1, 2007 through October 31, 2007.

Information about Other Subadvisers and Subadvisory Agreements

Eagle and Ashfield co-subadvise the Funds along with other subadvisers. The Board approved the subadvisory agreements with Eagle and Ashfield (replacing RS and Transamerica, respectively), and with each other subadviser, without shareholder approval pursuant to the Manager of Managers Order, most recently on June 4-5, 2008. The subadvisory agreement with each of the other subadvisers provides for compensation as shown in the table below. Information is also included in the table below regarding fees paid to RS and Transamerica for fiscal year 2007 under the prior subadvisory arrangements with those firms.

Fund	Subadvisory Arrangement	Fee Rate	Aggregate fees paid for fiscal year 2007(1)
Target Conservative Allocation Fund	EARNEST Partners LLC (EARNEST)	0.40% on all assets	$16,257

	Goldman Sachs Asset Management, LP (GSAM) (large cap growth equity sleeve)	0.30% on first $50 million; 0.28% on next $150 million; 0.25% over $200 million	$56,477

	GSAM (high yield bond sleeve)	0.30% on all assets	$12,839

	Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley)	0.30% on all assets	$22,457

	JP Morgan Asset Management (JP Morgan)	0.30% on first $300 million; 0.25% over $300 million	$50,137

	Marsico Capital Management, LLC (Marsico)	0.40% on first $1.5 billion; 0.35% over $1.5 billion(2)	$70,284

	NFJ Investment Group, LP (NFJ)	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$36,248

Fund	Subadvisory Arrangement	Fee Rate	Aggregate fees paid for fiscal year 2007(1)
	Pacific Investment Management Company LLC (PIMCO)	0.250% on aggregate assets to $1 billion; 0.225% on aggregate assets over $1 billion(3)	$258,059	(3)

	RS Investments (RS)	0.50% on all assets	$30,374

	Vaughan Nelson Investment Management, LP (Vaughan Nelson)	0.40% on first $250 million; 0.35% over $250 million	$8,671

Target Moderate Allocation Fund	EARNEST	0.40% on all assets	$33,161

	GSAM (large cap growth equity sleeve)	0.30% on first $50 million; 0.28% on next $150 million; 0.25% over $200 million	$169,793

	GSAM (high yield bond sleeve)	0.30% on all assets	$12,976

	Hotchkis and Wiley	0.30% on all assets	$69,250

	JP Morgan	0.30% on first $300 million; 0.25% over $300 million	$156,072

	LSV Asset Management (LSV)	0.45% on first $150 million; 0.425% on next $150 million 0.40% on next $150 million; 0.375% on next $300 million 0.35% on amounts exceeding $750 million	$165,407

	Marsico	0.40% on first $1.5 billion; 0.35% over $1.5 billion(2)	$217,835

	NFJ	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$112,665

	PIMCO	0.250% on aggregate assets to $1 billion; 0.225% on aggregate assets over $1 billion(3)	$325,333	(3)

	RS	0.50% on all assets	$54,091

	Thornburg Investment Management, Inc. (Thornburg)	0.35% to $100 million; 0.30% over $100 million	$130,262

	Vaughan Nelson	0.40% on first $250 million; 0.35% over $250 million.	$10,213

Fund	Subadvisory Arrangement	Fee Rate	Aggregate fees paid for fiscal year 2007(1)
Target Growth Allocation Fund	EARNEST	0.40% on all assets	$32,395

	GSAM (large cap growth equity sleeve)	0.30% on first $50 million; 0.28% on next $150 million; 0.25% over $200 million	$172,125

	Hotchkis and Wiley	0.30% on all assets	$71,389

	JP Morgan	0.30% on first $300 million; 0.25% over $300 million	$161,955

	LSV	0.45% on first $150 million; 0.425% on next $150 million 0.40% on next $150 million; 0.375% on next $300 million 0.35% on amounts exceeding $750 million	$170,328

	Marsico	0.40% on first $1.5 billion; 0.35% over $1.5 billion(2)	$225,381

	NFJ	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$116,928

	RS	0.50% on all assets	$59,721

	Thornburg	0.35% to $100 million; 0.30% over $100 million	$133,787

	Vaughan Nelson	0.40% on first $250 million; 0.35% over $250 million	$14,528

TPT Small Capitalization Growth Portfolio	RS	0.50% to $150 million; 0.45% over $150 million(4)	$308,853

	Transamerica Investment Management LLC (Transamerica)	0.50% on all assets	$284,917

(1) Conservative Allocation Fund, Moderate Allocation Fund, and Growth Allocation Fund information is for the fiscal year ended July 31, 2007. During 2007 Small Cap Growth Portfolio changed its fiscal year end from December 31 to October 31. The information shown for fiscal year 2007 is for the ten-month period from January 1, 2007 through October 31, 2007.

(2) For purposes of calculating the subadvisory fee payable to Marsico, the assets of the following portfolios and funds subadvised by Marsico and managed or co-managed by Prudential Investments LLC and/or AST Investment

Services, Inc. are aggregated: (i) Advanced Series Trust AST Marsico Capital Growth Portfolio; (ii) Target Asset Allocation Funds – Target Conservative Allocation Fund; (iii) Target Asset Allocation Funds – Target Moderate Allocation Fund; (iv) Target Asset Allocation Funds – Target Growth Allocation Fund; (v) The Target Portfolio Trust – Large Capitalization Growth Portfolio; (vi) The Prudential Series Fund – Global Portfolio; (vii) Advanced Series Trust AST Advanced Strategies Portfolio; and (viii) future large cap growth accounts for which Marsico may provide substantially similar advisory or sub-advisory services and which Marsico, Prudential Investments LLC and/or AST Investment Services, Inc. (as applicable) mutually agree in writing may be included in determining the level of average daily net assets.

(3) Effective April 1, 2008, subadvisory fee is based on aggregate assets of PIMCO's total return subadvisory mandates for the Prudential retail and insurance funds, provided that such aggregate assets total at least $3 billion. If, however, aggregate assets of PIMCO's total return subadvisory mandates total less than $3 billion on any day, the subadvisory fee calculation that day is at a contractual rate of 0.25% of assets of each such total return portfolio/sleeve subadvised by PIMCO. Aggregate fees paid for fiscal year 2007 were calculated at prior subadvisory fee rate of 0.25% of Fund's assets subadvised by PIMCO.

(4) For purposes of the subadvisory fee calculation, the TPT Small Cap Growth Portfolio assets managed by RS are aggregated and combined with all funds managed or co-managed by PI for which RS serves as Subadviser (i.e., TPT Small Cap Growth Portfolio, Target Conservative Allocation Fund, Target Moderate Allocation Fund, Target Growth Allocation Fund, and the Diversified Conservative Growth Portfolio of The Prudential Series Fund).

Shareholder Proposals

TAAF and TPT, as Delaware statutory trusts, are not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or each Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of a Fund must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs
Secretary

Dated: September 5, 2008

EXHIBIT A

Target Asset Allocation Funds

Target Conservative Allocation Fund
Target Moderate Allocation Fund
Target Growth Allocation Fund

SUBADVISORY AGREEMENT

Agreement made as of this 26th day of July 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Eagle Asset Management, Inc (the Subadviser or Eagle), a Florida corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated May 25, 2004 (the Management Agreement) with Target Asset Allocation Funds, a Delaware statutory trust (the "Trust") and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Company; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund (individually and collectively referred to hereafter as the Fund), which are each a series of the Trust, and to manage such portion of the Fund's portfolio under the Small Cap Growth investment strategy as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund's account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliates shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser (ii) periodically make recommendations to the Trust's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Trust with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that the policies and procedures it has established for managing the Fund's portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(c)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(d)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(f)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the

Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund's custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund's portfolio) to the Subadviser upon the execution of a new Agreement with a successor subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three,

100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at Eagle Asset Management, Inc. 880 Carillon Parkway, St. Petersburg, FL 33716, Attention: Richard Rossi, Chief Operating Officer, Executive VP, with a copy to Steve Faber, Corporate Counsel, at the same address.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser's name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Manager hereby approves the use of the Manager's, the Trust's or the Fund's name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  The parties agree that this Agreement shall become effective as of the date that management and control of the Fund's securities are transferred to the Subadviser from the transition manager responsible for the transition of the Fund's portfolio.

12.  The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser's most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

This Agreement in no way restricts the Subadviser's right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or to the Trust.

The Trust and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser's opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

13.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  JUDY A. RICE

Name:  Judy A. Rice

Title:  President

EAGLE ASSET MANAGEMENT, INC

BY:  /S/  RICHARD J. ROSSI

Name:  Richard J. Rossi

Title:  Co-Chief Operating Officer

SCHEDULE A

Target Conservative Allocation Fund
Target Moderate Allocation Fund
Target Growth Allocation Fund

As compensation for services provided by Eagle Asset Management, Inc (Eagle), Prudential Investments LLC (PI) will pay Eagle a fee equal, on an annualized basis, to the following:

Fund Name	Fee
Target Conservative Allocation Fund (Small Cap Growth investment strategy)	0.50% to $50 million; 0.45% over $50 million*

Target Moderate Allocation Fund (Small Cap Growth investment strategy)	0.50% to $50 million; 0.45% over $50 million*

Target Growth Allocation Fund (Small Cap Growth investment strategy)	0.50% to $50 million; 0.45% over $50 million*

* For purposes of the subadvisory fee calculation, the assets managed by Eagle are aggregated and combined with the funds managed or co-managed by PI for which Eagle serves as Subadviser that are managed pursuant to substantially the same investment strategy, i.e., Target Asset Allocation Funds (Target Conservative Allocation Fund, Target Moderate Allocation Fund, Target Growth Allocation Fund) and Target Portfolio Trust (Target Small Capitalization Growth Portfolio).

Dated as of July 26, 2008

EXHIBIT B

The Target Portfolio Trust

Small Capitalization Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 26th day of July 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Eagle Asset Management, Inc (the Subadviser or Eagle), a Florida corporation.

WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992, amended April 4, 1994 (the Management Agreement) with The Target Portfolio Trust, a Delaware statutory trust (the "Trust") and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Company; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Small Capitalization Growth Portfolio (referred to hereafter as the Fund), which is a series of the Trust, and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund's account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliates shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser (ii) periodically make recommendations to the Trust's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Trust with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that the policies and procedures it has established for managing the Fund's portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(c)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(d)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(f)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund's custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund's portfolio) to the Subadviser upon the execution of a new Agreement with a successor subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or

(3) to the Subadviser at Eagle Asset Management, Inc. 880 Carillon Parkway, St. Petersburg, FL 33716, Attention: Richard Rossi, Chief Operating Officer, Executive VP, with a copy to Steve Faber, Corporate Counsel, at the same address.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser's name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Manager hereby approves the use of the Manager's, the Trust's or the Fund's name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  The parties agree that this Agreement shall become effective as of the date that management and control of the Fund's securities are transferred to the Subadviser from the transition manager responsible for the transition of the Fund's portfolio.

12.  The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser's most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

This Agreement in no way restricts the Subadviser's right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or to the Trust.

The Trust and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser's opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

13.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  JUDY A. RICE

Name:  Judy A. Rice

Title:  President

EAGLE ASSET MANAGEMENT, INC

BY:  /S/  RICHARD J. ROSSI

Name:  Richard J. Rossi

Title:  Co-Chief Operating Officer

SCHEDULE A

Small Capitalization Growth Portfolio

As compensation for services provided by Eagle Asset Management, Inc (Eagle), Prudential Investments LLC (PI) will pay Eagle a fee equal, on an annualized basis, to the following:

Fund Name	Fee
Small Capitalization Growth Portfolio	0.50% to $50 million; 0.45% over $50 million*

* For purposes of the subadvisory fee calculation, the assets managed by Eagle are aggregated and combined with the funds managed by PI for which Eagle serves as Subadviser that are managed pursuant to substantially the same investment strategy, i.e., Target Asset Allocation Funds (Target Conservative Allocation Fund, Target Moderate Allocation Fund, Target Growth Allocation Fund) and Target Portfolio Trust (Target Small Capitalization Growth Portfolio).

Dated as of July 26, 2008.

EXHIBIT C

The Target Portfolio Trust

Small Capitalization Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 26th day of July 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Ashfield Capital Partners, LLC (the Subadviser or Ashfield), a Delaware limited liability company.

WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992, amended April 4, 1994 (the Management Agreement) with The Target Portfolio Trust, a Delaware statutory trust (the "Trust") and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Company; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Small Capitalization Growth Portfolio (referred to hereafter as the Fund), which is a series of the Trust, and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-Laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents.

(iii)  The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them. In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund's account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser or its affiliates shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser (ii) periodically make recommendations to the Trust's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Trust with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(b)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that the policies and procedures it has established for managing the Fund's portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(c)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(d)  The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(f)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)  The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)  The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund's custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund's portfolio) to the Subadviser upon the execution of a new Agreement with a successor subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Company at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary;

or (3) to the Subadviser at 750 Battery Street, Suite 600, San Francisco, CA 94111 Attention: Claudia Owen Chief Financial Officer, with a copy to Lesley Jones, Chief Compliance Officer, at the same address.

6.  Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser's name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Manager hereby approves the use of the Manager's, the Trust's or the Fund's name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  The parties agree that this Agreement shall become effective as of the date that management and control of the Fund's securities are transferred to the Subadviser from the transition manager responsible for the transition of the Fund's portfolio.

12.  The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser's most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

This Agreement in no way restricts the Subadviser's right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund or to the Trust.

The Trust and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser's opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

13.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:  /S/  JUDY A. RICE

Name:  Judy A. Rice

Title:  President

ASHFIELD CAPITAL PARTNERS, LLC

BY:  /S/  J. STEPHEN LAUCK

Name:  J. Stephen Lauck

Title:  President and CEO

SCHEDULE A

Small Capitalization Growth Portfolio

As compensation for services provided by Ashfield Capital Partners, LLC (Ashfield), Prudential Investments LLC (PI) will pay Ashfield a fee equal, on an annualized basis, to the following on assets sub-advised by Ashfield under this Agreement:

Fund Name	Fee
Small Capitalization Growth Portfolio	0.50% to $200 million; 0.45% over $200 million

Dated as of July 26, 2008

EXHIBIT D

MANAGEMENT OF THE SUBADVISERS

Eagle Asset Management, Inc.

Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St Petersburg, Florida 33716, serves as sub-adviser to various mutual funds, variable insurance funds, separately managed "wrap" accounts, and manages assets for a variety of institutional clients including corporate retirement plans, college/university endowments, and foundations. Eagle specializes in the management of growth-oriented equity strategies, including US small-capitalization, US mid-capitalization and US large-capitalization. Established in 1976, Eagle has approximately $14.1 billion of assets under management as of May 31, 2008.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of Eagle.

Name and Address*	Position with and Principal Occupation
Richard K. Riess 880 Carillon Parkway, St Petersburg, Fl.	Chief Executive Officer

Stephen G. Hill 880 Carillon Parkway, St Petersburg, Fl.	President and Co-Chief Operating Officer

Richard Rossi 880 Carillon Parkway, St Petersburg, Fl.	Co Chief Operating Officer

Eric C. Wilwant 880 Carillon Parkway, St Petersburg, Fl.	Chief Administrative Officer

James C. Abbott 880 Carillon Parkway, St Petersburg, Fl.	Senior Vice President

Stephen W. Faber 880 Carillon Parkway, St Petersburg, Fl.	Corporate Counsel

Damian D. Sousa 880 Carillon Parkway, St Petersburg, Fl.	Chief Compliance Officer

* The address of each person listed above is Eagle Asset Management, Inc., 880 Carillon Parkway, St Petersburg, Florida 33716.

Comparable Funds for which Eagle Serves as Subadviser

The following table lists certain information regarding funds to which Eagle provides investment advisory services, other than the Fund.

Funds	Eagle Assets as of May 31, 2008 ($million)	Sub-Advisory Fee Paid to Eagle**
American Skandia Small Cap Portfolio	$242,998,562	45 bps on the first $100 million; and 40 bps thereafter.
Ameritas Small Cap Portfolio	$42,244,148	60 bps on the first $200 million; and 50 bps thereafter.
AXA Premier Small Cap Growth Fund	$219,350,769	60 bps on the first $100 million; 55 bps from $100 million to $200 million, and 50 bps thereafter.
Mass Mutual Select Small Cap Portfolio	$77,948,513	60 bps on the first $100 million; 55 bps from $100 million to $200 million, and 50 bps thereafter.
Jackson National Life Small Cap Portfolio	$242,633,976	45 bps on the first $100 million; and 40 bps thereafter.

Funds	Eagle Assets as of May 31, 2008 ($million)	Sub-Advisory Fee Paid to Eagle**
*Heritage Small Cap Stock Fund	$195,672,029	50 bps on the first $50 million; and 37.5 bps thereafter.
Ohio National Capital Growth Portfolio	$38,660,882	59 bps on the first $100 million; 55 bps from $100 million to $200 million, and 50 bps thereafter.

*  Denotes multi-manager fund. Assets reflect the Eagle-managed portion.

**  A principal investment manager other than Eagle typically charges management fees to these funds that include both sub-advisory fees paid to Eagle and additional management fees paid to the principal manager.

Ashfield Capital Partners, LLC

Ashfield Capital Partners, LLC (Ashfield), 750 Battery St., Suite 600, San Francisco, CA 94111, serves as a sub-advisor to various mutual funds, variable insurance funds, separately managed "wrap" accounts, and manages assets on behalf of a variety of domestic and international clients including corporate retirement plans, endowment/foundations, and financial institutions. Ashfield specializes in managing growth stocks across capitalization ranges including large cap, all-cap, mid cap, small and mid ("smid") cap, and small cap. Ashfield & Co., Inc. was founded in 1973 and reorganized in February 2007 as Ashfield Capital Partners, LLC when Old Mutual (US) Holdings, Inc. purchased a majority interest in the firm. All the professionals responsible for the investment decisions at Ashfield transitioned from similar roles at Ashfield & Co., Inc. Currently managing approximately $4 billion, the firm prides itself on the experience of its portfolio management team. Regardless of the investment portfolio and the benchmark used to measure results, portfolio construction and risk management are important components to the firm's investment process.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of Ashfield.

Name and Address*	Position with and Principal Occupation
J. Stephen Lauck	Jan 1984 – present: President & Chief Executive Officer, Ashfield Capital Partners, LLC

Claudia Owen	July 2006 – present: Chief Financial Officer, Ashfield Capital Partners, LLC March 1999 – July 2006: Chief Financial Officer, Husic Capital Management, LP

Lesley L. Jones	June 2008 – present: Chief Compliance Officer, Ashfield Capital Partners, LLC
March 2004 – May 2008: Chief Compliance Officer, Husic Capital Management, LP
January 2002 – March 2004: Assistant Compliance Officer & Assistant Vice President,
Fremont Investment Advisors, Inc.

* The address of each person listed above is Ashfield Capital Partners, LLC, 750 Battery St., Suite 600, San Francisco, CA, 94111.

Comparable Funds for which Ashfield Serves as Subadviser

The following table lists certain information regarding funds to which Ashfield provides investment advisory services, other than the Fund.

Funds	Ashfield Assets as of March 31, 2008 ($ million)*	Sub-Advisory Fee Paid to Ashfield**
Old Mutual Advisor Funds II: Old Mutual Developing Growth Fund (Small Cap Growth)	$78.2	.60%
Old Mutual Advisor Funds II: Old Mutual Select Growth Fund (All Cap Growth)	$51.2	.55%
Old Mutual Advisor Funds II: Old Mutual Large Cap Growth Concentrated Fund (Large Cap Growth)***	$48.4	.55	%*****
Old Mutual Advisor Funds II: Old Mutual Large Cap Growth Fund (Large Cap Growth)***	$37.0	.50%
Old Mutual Advisor Funds II: Old Mutual Advantage Growth Fund (Large Cap Growth)	$34.2	.40%
Old Mutual Insurance Series Fund: Old Mutual Large Cap Growth Concentrated Portfolio (Large Cap Growth)	$25.5	55%
Old Mutual Insurance Series Fund: Old Mutual Large Cap Growth Portfolio (Large Cap Growth)	$5.1	50%
UBS Multi-Manager ACCESS SICAV (Large Cap Growth)****	$229.3	.35%

*  Denotes multi-manager fund. Assets reflect the Ashfield-managed portion.

**  A principal investment manager other than Ashfield typically charges management fees to these funds that include both sub-advisory fees paid to Ashfield and additional management fees paid to the principal manager.

***  On 4/25/08, the Old Mutual Large Cap Growth Fund was merged into the Old Mutual Large Cap Growth Concentrated Fund, and the Old Mutual Large Cap Growth Concentrated Fund's name was changed to the Old Mutual Large Cap Growth Fund.

****  On 4/18/08, ACP received $229.3 million to be traded and executed in the Large Cap Growth Equity strategy and on the Luxemburg exchange.

*****  Effective 4/25/08, sub-advisory fee paid to Ashfield was amended to .50%.

EXHIBIT E

SHAREHOLDER INFORMATION

As of August 8, 2008, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of August 8, 2008, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Fund were as follows:

  Target Asset Allocation Funds/Target Conservative Allocation Fund

Name and Address of Beneficial Owner	Class	Shares Owned/%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	Z	133,485/24.39%
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit 100 Mulberry Street Newark, NJ 07102-4056	Z	308,810/56.42%
PIMS/ Prudential Retirement As Nominee For The TTEE/CUST PL300 LansingBoard OF Water & Light 1232 Haco Drive Lansing, MI 48912	Z	30,968/5.66%
Pims/Prudential Retirement As Nominee For The TTEE/CUST Construction Inspection 618 S. Madison Drive Tempe, AZ 85281	R	336,709/82.58%
MG Trust Company FBO MJ Metals, Inc 700 17th Street Suite 300 Denver, CO 80202	R	50,153/12.30%
First Clearing, LLC Pamela T Cheatham-McCrone Living Trust 3946 De Foe Sq Sarasota, Fl 34241	M	12,321/12.62%
Prudential Trust Company C/F The Roth IRA Of Charlene Chavez 18409 E 25th Terr S Independence, MO 64057	M	8,237/8.43%

Name and Address of Beneficial Owner	Class	Shares Owned/%
Prudential Trust Company C/F The Rollover IRA OF Adam W Leighton 9 Laurel Dr Simsbury, CT 06070	X	51,921/24.42%
Prudential Trust Company C/F The IRA OF Sandra R Vanwart (dec'd) FBO Scott H Vanwart 115 Greenswoods Lane East Windsor, CT 06088	X	22,504/10.58%
Prudential Trust Company C/F The Rollover IRA OF Eugene C Orientale 5749 Concord Dr North Port, Fl 34287	X	13,659/6.42%
Prudential Trust Company C/F The IRA OF Dan Goldstein 4101 N Ocean Blvd Apt D502 Boca Raton, Fl 33431	X	16,616/7.82%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	A	2,594,715/37.3%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	B	1,199,130/34.6%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	C	2,047,272/68.6%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	M	14,722/15.1%

  Target Asset Allocation Funds/Target Moderate Allocation Fund

Name and Address of Beneficial Owner	Class	Shares Owned/%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	C	888,194/9.41%

Name and Address of Beneficial Owner	Class	Shares Owned/%
Pims/Prudential Retirement As Nominee For The TTEE/CUST Plan 802 Construction Inspection 618 S. Madison Drive Tempe, AZ 85281	R	102,259/56.27%
MG Trust Company FBO Bent Marine Inc 401(K) & P/S Plan 700 17th Street Suite 300 Denver, CO 80202	R	41,953/23.08%
MG Trust Company FBO MJ Metals, Inc 700 17th Street Suite 300 Denver, CO 80202	R	10,751/5.92%
MG Trust Company Trustee Sea Star Line, LLC 700 17th Street Suite 300 Denver, CO 80202	R	20,347/11.20%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	Z	85,184/6.85%
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit 100 Mulberry Street Newark, NJ 07102-4056	Z	527,484/42.39%
PIMS/ Prudential Retirement As Nominee For The TTEE/CUST PL300 LansingBoard OF Water & Light 1232 Haco Drive Lansing, MI 48912	Z	422,390/33.94%
Counsel Trust Mid Atlantic Trust Co FBO Thomas Dean & Hoskins Inc 1997 Reatated Employee Stock Owners Plan 1251 WaterFront Pl Pittsburgh, PA 15222	Z	64,732/5.20%
Prudential Trust Company C/F The Rollover IRA Of Walter J Shultz 523 Leon Ave Delran, NJ 08075	X	34,080/8.49%

Name and Address of Beneficial Owner	Class	Shares Owned/%
Prudential Trust Company C/F The Rollover IRA Of David S Sitner 112 Bluff Point Rd S Glastonbury, CT 06073	X	24,779/6.17%
Prudential Trust Company C/F The Rollover IRA Of Gail R Azia 784 Pine Island Dr Melbourne, Fl 32940	X	20,610/5.13%
Prudential Trust Company C/F The IRA Of Ann T Follacchio 10 Terrie Rd Farmington CT 06032	X	21,984/5.48%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	A	5,484,818/36.3%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	B	4,113,367/39.8%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	C	5,879,868/62.3%

  Target Asset Allocation Funds/Target Growth Allocation Fund

Name and Address of Beneficial Owner	Class	Shares Owned/%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	C	478,871/6.67%
CitiGroup Global Markets Inc Attn Peter Booth 333 West 34th Street 7th Floor New York, NY 10001	C	381,876/5.32%
MG Trust Company Trustee Sea Star Line, LLC 700 17th Street Suite 300 Denver, CO 80202	R	10,888/38.46%
Pims/Prudential Retirement As Nominee For The TTEE/CUST Plan 802 Construction Inspection 618 S. Madison Drive Tempe, AZ 85281	R	8,113/28.66%

Name and Address of Beneficial Owner	Class	Shares Owned/%
MG Trust Company Trustee MJ Metals, Inc 700 17th Street Suite 300 Denver, CO 80202	R	5,995/21.18%
Prudential Trust Company C/F The IRA Of Juanee J Jensen 8926 Vrain St Westminster, CO 80031	X	17,637/5.18%
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit 100 Mulberry Street Newark, NJ 07102-4056	Z	236,859/52.49%
PIMS/ Prudential Retirement As Nominee For The TTEE/CUST PL300 LansingBoard OF Water & Light 1232 Haco Drive Lansing, MI 48912	Z	104,826/23.31%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers 4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	Z	49,821 / 11.08%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	A	4,347,602/40.1%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	B	2,118,536/38.5%
Wachovia Securities, LLC For the Benefit of its Customers 10700 Wheat First Drive Glen Allen, VA 23060	C	4,104,224/57.2%

  The Target Portfolio Trust/Small Capitalization Growth Portfolio

Name and Address of Beneficial Owner	Class	Shares Owned/%
Prudential Investment FBO Mutual Fund Clients Attn PruChoice Unit 100 Mulberry Street GWC # 3 10th Floor Newark, NJ	A	8,334,204/97.42%
PIMS/Prudential Retirement As Nominee For The TTEE/CUST Prudential SmartSolution IRA 200 Wood Avenue South Iselin, NJ 08830	R	2,335,077/99.99%